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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 18, 2006

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

         Massachusetts                 333-114018             04-2955061
  (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)              File Number)        Identification No.)

   31 Market Street, Ipswich, Massachusetts                      01938
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01   Regulation FD Disclosure.

On December 18, 2006, First Ipswich Bancorp (the "Company"), the bank holding company of The First National Bank of Ipswich, issued a press release announcing that the Company continues to take steps to reduce expenses and increase revenue. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.    Description
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Exhibit 99.1   Press Release dated December 18, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

Date: December 18, 2006                   By: /s/ Timothy L. Felter
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                                              Timothy L. Felter
                                              Senior Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.   Exhibit Description
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99.1          Press Release dated December 18, 2006.